Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.

To learn more about Cash Portfolio and Term Portfolio (each a fund or collectively the funds) and their investments, you can obtain a copy of each fund's most recent financial report and portfolio listing or read the statement of additional information (SAI) dated August 20, 2002 attached to this prospectus. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, or for information or assistance in opening an account, please call Capital Management of the Carolinas, L.L.C. (CMC) in Charlotte, North Carolina at:

  Toll-free 1-800-222-3232
  or locally 1-704-377-3535

Investments in Cash Portfolio are neither insured nor guaranteed by the U.S. Government, and there can be no assurance that Cash Portfolio will maintain a stable $1.00 share price.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

The North Carolina Capital
Management Trust:

Cash Portfolio and Term Portfolio

Cash Portfolio seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity, and to maintain a constant net asset value of $1.00 per share through investment in high grade money market instruments, including obligations of the U.S. Government and the State of North Carolina, and in bonds and notes of any North Carolina local government or public authority.

Term Portfolio seeks to obtain as high a level of current income as is consistent with the preservation of capital by investing in obligations of the U.S. Government and agencies and instrumentalities of the U.S. Government, obligations of the State of North Carolina, bonds and notes of any North Carolina local government or public authority and in high grade money market instruments.

Prospectus

dated August 20, 2002

and

Annual Report

for the year ended June 30, 2002

and

Statement of Additional Information

dated August 20, 2002

(The_North_Carolina_Capital_Management_Trust_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST
Cash Portfolio:
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of the fund's performance, strategy, and outlook.
Investments	<Click Here>	A complete list of the fund's investments.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Term Portfolio:
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of the fund's performance, strategy, and outlook.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of a fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including the possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

The North Carolina Capital Management Trust: Cash Portfolio

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not waived management fees, the total returns would have been lower.

Cumulative Total Returns

Periods ended June 30, 2002	Past 1 year	Past 5 years	Past 10 years
NCCMT - Cash Portfolio	2.39%	26.98%	57.59%
All Taxable Money Market Funds Average	2.00%	24.76%	53.11%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the all taxable money market funds average, which reflects the performance of taxable money market funds with similar objectives tracked by iMoneyNet, Inc. The past one year average represents a peer group of 1,147 money market funds.

Average Annual Total Returns

Periods ended June 30, 2002	Past 1 year	Past 5 years	Past 10 years
NCCMT - Cash Portfolio	2.39%	4.89%	4.65%
All Taxable Money Market Funds Average	2.00%	4.52%	4.35%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Annual Report

The North Carolina Capital Management Trust: Cash Portfolio
Performance - continued

Yields

	7/2/02	4/2/02	1/1/02	10/2/01	7/3/01

NCCMT - Cash Portfolio	1.71%	1.73%	1.89%	3.21%	3.92%

If Fidelity had not waived management fees	1.70%	1.72%	1.88%	3.20%	-

All Taxable Money Market Funds Average	1.33%	1.39%	1.59%	2.70%	3.50%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all taxable money market funds average. Figures for the all taxable money market funds average are from iMoneyNet, Inc.

A money market fund's total returns and yields
will vary, and reflect past results rather than
predict future performance.

Comparing
Performance

The U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. A money market fund returns to its shareholders income earned by the fund's investments after expenses.

3

Annual Report

The North Carolina Capital Management Trust: Cash Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Robert Duby, Portfolio Manager of The North Carolina Capital Management Trust: Cash Portfolio

Q. Bob, what was the investment environment like during the 12 months that ended June 30, 2002?

A. The Federal Reserve Board concluded an aggressive easing of monetary policy, driving short-term interest rates to their lowest level in 40 years. The fed funds target rate ended the period at 1.75%, down from 3.75% on June 30, 2001. The rate remained unchanged since December 2001, but the Fed moved to a more neutral stance. Earlier in 2002, many market participants expected the economy to rebound enough to encourage the Fed to raise rates. However, generally positive economic data in the first quarter of 2002 turned mixed during April and May. Weak business spending held back a full recovery, as did corporate governance scandals. The amount of commercial paper outstanding fell dramatically during the period as a consequence of investor hesitancy about credit quality, further exacerbated by the reduced corporate funding requirements associated with a slow business environment. Diminished supply of commercial paper combined with money market fund inflows during 2001 kept downward pressure on short-term market rates into 2002, even after the Fed had concluded its easing campaign.

Q. What was your strategy with the fund?

A. The fund's investment strategy shifted as a result of developments regarding credit quality and a change in the Fed's stance towards interest rates. During the latter half of 2001, we avoided investing in longer-term commercial issues due to the unsettled credit environment and developing volatility regarding credit ratings. In the first half of 2002, the average maturity of the portfolio was lengthened because longer maturities offered more attractive risk/reward tradeoffs at a time when Fed action appeared increasingly unlikely. Credit quality concerns dominated the strategy throughout the period. I used government agency discount notes during most of the period as the primary vehicle for adjusting maturities. As economic signs improved early this year, I began investing in corporate issuers with stronger financial profiles.

Q. How did the fund perform?

A. The fund's seven-day yield on June 30, 2002, was 1.71%, compared to 3.92% 12 months ago. Through June 30, 2002, the fund's 12 -month total return was 2.39%, compared to 2.00% for the all taxable money market funds average tracked by iMoneyNet, Inc.

Q. What's your outlook?

A. The Fed's aggressive monetary policy laid the foundation for surprisingly positive economic activity in the first quarter of 2002. The economy appears to have weathered the shocks of September 11 and the bursting of the technology bubble. At this point, the Fed's overriding objective appears to be one of nurturing the economic recovery. Benign inflation, excess capacity and soft economic data remove the need for the Fed to urgently increase rates in the near future. When business investment shows sustainable signs of strength, the Fed will likely begin to gradually raise rates. Given this environment, we are currently maintaining a neutral posture.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, please see page P-2.

Fund Facts

Goal: seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity, and to maintain a constant net asset value per share of $1.00

Start date: September 2, 1982

Size: as of June 30, 2002, more than $3.9 billion

Manager: Robert Duby, since 1998; joined Fidelity in 1982

3

Annual Report

The North Carolina Capital Management Trust: Cash Portfolio

Investments June 30, 2002

Showing Percentage of Net Assets

Commercial Paper (a) - 66.9%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Citibank Credit Card Master Trust I (Dakota Certificate Program)
7/16/02	1.80%	$ 15,000,000	$ 14,988,750
7/18/02	1.80	30,000,000	29,974,500
7/19/02	1.80	10,000,000	9,991,000
7/25/02	1.80	40,000,000	39,952,000
8/7/02	1.81	30,000,000	29,944,500
8/20/02	1.81	75,000,000	74,812,500
Corporate Asset Funding Co.
7/22/02	1.79	45,002,000	44,955,010
Corporate Receivables Corp.
7/8/02	1.95	15,000,000	14,994,342
7/29/02	1.80	100,000,000	99,860,000
8/7/02	1.80	30,000,000	29,944,808
8/27/02	1.81	40,000,000	39,886,000
CXC, Inc.
7/3/02	1.95	35,000,000	34,996,228
7/30/02	1.79	3,479,000	3,473,983
7/30/02	1.81	50,000,000	49,927,500
8/16/02	1.81	40,000,000	39,908,000
Delaware Funding Corp.
7/10/02	1.79	104,724,000	104,677,136
7/22/02	1.81	50,139,000	50,086,062
8/20/02	1.83	20,241,000	20,189,835
Edison Asset Securitization LLC
7/18/02	1.85	25,000,000	24,978,278
8/13/02	1.83	50,000,000	49,891,306
10/3/02	1.92	10,000,000	9,950,389
10/3/02	1.94	5,000,000	4,974,933
11/1/02	2.02	20,000,000	19,863,333
Enterprise Funding Corp.
7/15/02	1.80	14,942,000	14,931,541
Falcon Asset Securitization Corp.
7/15/02	1.80	25,000,000	24,982,500
7/19/02	1.80	28,628,000	28,602,235
7/26/02	1.80	30,000,000	29,962,500
7/29/02	1.81	100,000,000	99,859,222
8/28/02	1.85	5,000,000	4,985,178

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Fleet Funding Corp.
9/10/02	1.82%	$ 10,000,000	$ 9,964,303
GE Capital International Funding, Inc.
8/8/02	1.97	15,000,000	14,968,967
9/23/02	1.81	5,000,000	4,979,000
General Electric Capital Corp.
7/23/02	1.84	25,000,000	24,972,194
8/8/02	1.96	25,000,000	24,948,542
9/11/02	1.99	10,000,000	9,960,600
12/9/02	2.10	15,000,000	14,861,138
12/12/02	2.10	100,000,000	99,057,000
General Electric Capital Services, Inc.
8/19/02	1.92	5,000,000	4,987,001
11/26/02	1.99	70,000,000	69,433,078
12/6/02	2.10	25,000,000	24,772,875
Goldman Sachs Group, Inc.
7/1/02	2.00	96,000,000	96,000,000
7/8/02	1.94	50,000,000	49,981,236
J.P. Morgan Chase & Co.
8/26/02	1.85	200,000,000	199,427,553
Jupiter Securitization Corp.
7/18/02	1.96	10,660,000	10,650,234
7/29/02	1.82	100,000,000	99,858,833
8/1/02	1.85	19,970,000	19,938,187
8/2/02	1.83	58,282,000	58,187,713
Kitty Hawk Funding Corp.
7/22/02	1.80	5,211,000	5,205,528
8/9/02	1.80	25,000,000	24,951,521
Morgan Stanley
7/17/02	1.84	45,000,000	44,963,400
New Center Asset Trust
7/10/02	1.80	43,730,000	43,710,322
Newcastle (Discover Card Master Trust)
7/11/02	1.91	5,000,000	4,997,361
8/5/02	1.81	5,000,000	4,991,250
9/12/02	1.82	5,000,000	4,981,649
9/13/02	1.82	10,000,000	9,962,794
Commercial Paper (a) - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Preferred Receivables Funding Corp.
7/8/02	1.79%	$ 20,062,000	$ 20,055,017
7/9/02	1.80	37,000,000	36,985,200
7/11/02	1.89	10,000,000	9,994,806
7/22/02	1.80	37,580,000	37,540,541
7/24/02	1.80	84,540,000	84,442,779
Quincy Capital Corp.
8/16/02	1.81	11,218,000	11,192,199
Receivables Capital Corp.
7/8/02	1.79	50,118,000	50,100,556
7/22/02	1.80	17,917,000	17,898,187
7/24/02	1.80	5,000,000	4,994,250
8/2/02	1.81	41,361,000	41,294,822
Triple-A One Funding Corp.
7/8/02	1.79	39,216,000	39,202,351
7/22/02	1.80	36,224,000	36,185,965
8/9/02	1.81	19,681,000	19,642,622
Variable Funding Capital Corp.
7/9/02	1.81	25,000,000	24,990,000
8/5/02	1.80	25,000,000	24,956,493
8/6/02	1.80	40,000,000	39,928,400
8/6/02	1.81	65,000,000	64,883,000
8/7/02	1.81	50,000,000	49,907,500
TOTAL COMMERCIAL PAPER			2,640,450,536
Federal Agencies - 20.4%

Fannie Mae - 12.0%
Discount Notes - 12.0%
7/3/02	1.86	50,000,000	49,994,889
7/12/02	1.85	25,000,000	24,986,021
7/15/02	1.89	75,000,000	74,945,458
7/17/02	1.85	35,000,000	34,971,533
7/26/02	3.61	69,286,000	69,118,078

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Fannie Mae - continued
9/11/02	2.09%	$ 71,910,000	$ 71,612,293
10/30/02	1.92	50,261,000	49,940,028
10/30/02	1.96	25,000,000	24,836,566
11/13/02	1.92	50,000,000	49,643,750
2/3/03	2.20	25,000,000	24,674,500
			474,723,116
Federal Home Loan Bank - 1.2%
Discount Notes - 1.2%
11/1/02	1.97	45,000,000	44,700,188
Freddie Mac - 7.2%
Discount Notes - 7.2%
8/15/02	1.86	50,000,000	49,885,000
10/30/02	1.96	137,000,000	136,105,390
11/15/02	1.96	50,000,000	49,630,861
12/6/02	2.04	48,985,000	48,551,796
			284,173,047
TOTAL FEDERAL AGENCIES			803,596,351
U.S. Treasury Obligations - 0.6%

U.S. Treasury Notes - 0.6%
12/31/02	1.87	25,000,000	25,458,811
Repurchase Agreements - 12.3%
	Maturity Amount	Value (Note 1)
In a joint trading account (U.S. Treasury Obligations) dated 6/28/02 due 7/1/02 At 1.94%	$ 484,514,317	$ 484,436,000
TOTAL INVESTMENT PORTFOLIO - 100.2%		3,953,941,698
NET OTHER ASSETS - (0.2)%		(6,860,260)
NET ASSETS - 100%		$ 3,947,081,438
Total Cost for Income Tax Purposes $ 3,953,941,698
Legend

(a) Cash Portfolio only purchases commercial paper with the highest possible ratings from at least one nationally recognized rating service. A substantial portion of Cash Portfolio's investments are in commercial paper of banks, finance companies and companies in the securities industry.

See accompanying notes which are an integral part of the financial statements.

Annual Report

The North Carolina Capital Management Trust: Cash Portfolio

Financial Statements

Statement of Assets and Liabilities

	June 30, 2002
Assets
Investment in securities, at value (including repurchase agreements of $484,436,000) - See accompanying schedule		$ 3,953,941,698
Cash		7,878
Receivable for fund shares sold		114,723
Interest receivable		781,775
Total assets		3,954,846,074
Liabilities
Payable for fund shares redeemed	$ 5,591,171
Distributions payable	715,573
Accrued management fee	813,171
Deferred trustees' compensation	644,721
Total liabilities		7,764,636
Net Assets		$ 3,947,081,438
Net Assets consist of:
Paid in capital		$ 3,947,013,890
Accumulated net realized gain (loss) on investments		67,548
Net Assets, for 3,946,792,823 shares outstanding		$ 3,947,081,438
Net Asset Value, offering price and redemption price per share ($3,947,081,438 ÷ 3,946,792,823 shares)		$ 1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

The North Carolina Capital Management Trust: Cash Portfolio

Financial Statements - continued

Statement of Operations

	Year ended June 30, 2002
Investment Income
Interest		$ 111,231,715
Expenses
Management fee	$ 10,112,029
Non-interested trustees' compensation	202,528
Total expenses before reductions	10,314,557
Expense reductions	(213,237)	10,101,320
Net investment income		101,130,395
Net Realized Gain (Loss) on Investment securities		97,967
Net increase in net assets resulting from operations		$ 101,228,362

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended June 30, 2002	Year ended June 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 101,130,395	$ 199,176,241
Net realized gain (loss)	97,967	333,292
Net increase (decrease) in net assets resulting from operations	101,228,362	199,509,533
Distributions to shareholders from net investment income	(101,130,395)	(199,176,241)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	9,194,477,137	9,814,186,474
Reinvestment of distributions	88,646,608	175,885,488
Cost of shares redeemed	(9,428,026,812)	(8,757,192,298)
Net increase (decrease) in net assets and shares resulting from share transactions	(144,903,067)	1,232,879,664
Total increase (decrease) in net assets	(144,805,100)	1,233,212,956
Net Assets
Beginning of period	4,091,886,538	2,858,673,582
End of period	$ 3,947,081,438	$ 4,091,886,538

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended June 30,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations
Net investment income	.024	.057	.056	.049	.053
Distributions from net investment income	(.024)	(.057)	(.056)	(.049)	(.053)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return A	2.39%	5.90%	5.69%	5.05%	5.47%
Ratios to Average Net Assets B
Expenses before expense reductions	.24%	.24%	.32%	.32%	.34%
Expenses net of voluntary waivers, if any	.23%	.24%	.32%	.32%	.34%
Expenses net of all reductions	.23%	.24%	.32%	.32%	.34%
Net investment income	2.32%	5.62%	5.56%	4.92%	5.34%
Supplemental Data
Net assets, end of period (in millions)	$ 3,947	$ 4,092	$ 2,859	$ 2,792	$ 2,480

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

Annual Report

The North Carolina Capital Management Trust: Term Portfolio

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not waived management fees, the total returns and dividends would have been lower.

Cumulative Total Returns

Periods ended June 30, 2002	Past 1 year	Past 5 years	Past 10 years
NCCMT - Term Portfolio	4.09%	29.61%	62.63%
LB Short Treasury: 9-12 Months	4.39%	31.75%	69.88%
Short US Government Funds Average	5.80%	31.59%	68.36%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Short Treasury Index: 9-12 Months - a market value-weighted index of aged U.S. Treasury notes and bonds with a remaining maturity from 9 up to (but not including) 12 months, excluding zero coupon strips. To measure how the fund's performance stacked up against its peers, you can compare it to the short U.S. government funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 70 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Annual Report

The North Carolina Capital Management Trust: Term Portfolio
Performance - continued

Average Annual Total Returns

Periods ended June 30, 2002	Past 1 year	Past 5 years	Past 10 years
NCCMT - Term Portfolio	4.09%	5.32%	4.98%
LB Short Treasury: 9-12 Months	4.39%	5.67%	5.44%
Short US Government Funds Average	5.80%	5.64%	5.34%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the results.)

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in North Carolina Capital Management Trust: Term Portfolio on June 30, 1992. As the chart shows, by June 30, 2002, the value of the investment would have grown to $16,263 - a 62.63% increase on the initial investment. For comparison, look at how the Lehman Brothers Short Treasury Index: 9-12 Months did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,988 - a 69.88% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.3

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

Annual Report

The North Carolina Capital Management Trust: Term Portfolio
Performance - continued

Total Return Components

	Years ended June 30,
	2002	2001	2000	1999	1998
Dividend returns	2.70%	6.22%	5.76%	6.62%	7.08%
Capital returns	1.39%	0.76%	-0.75%	-1.68%	-1.45%
Total returns	4.09%	6.98%	5.01%	4.94%	5.63%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended June 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	1.21¢	7.10¢	24.75¢
Annualized dividend rate	1.55%	1.52%	2.63%
30-day annualized yield	1.74%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.47 over the past one month, $9.44 over the past six months and $9.42 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Annual Report

The North Carolina Capital Management Trust: Term Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Robert Duby, Portfolio Manager of The North Carolina Capital Management Trust: Term Portfolio

Q. How did the fund perform, Bob?

A. For the 12 months that ended June 30, 2002, the fund returned 4.09%, compared to the 5.80% return of the short U.S. government funds average for the same period, according to Lipper Inc. The Lehman Brothers Short Treasury: 9-12 Months Index returned 4.39% during the same time frame. The index includes aged U.S. Treasury notes and bonds with remaining maturities of nine months up to - but not including - 12 months. It excludes zero-coupon strips.

Q. What was the investment environment like during the 12 months that ended June 30, 2002?

A. The Federal Reserve Board cut short-term interest rates to their lowest level in 40 years. The fed funds target rate fell from 3.75% on June 30, 2001, to 1.75% at the end of the period. While the rate remained unchanged since December 2001, the Fed moved to a more neutral stance. In the first quarter of 2002, market yields reflected expectations that the economy would rebound enough to inspire the Fed to raise rates. However, sentiment changed in April and May when positive economic data seen in the first quarter of 2002 turned more mixed. A full recovery has not emerged due to weak business spending and corporate governance scandals. The need for improved corporate governance was an important factor within all financial markets and increased volatility. Another developing issue was the federal budget deficit. The balanced budget of years past led the Treasury to shift its debt financing strategy to the issuance of shorter-term securities. This additional supply was welcomed by short-term investors. During the past several months, reduced tax receipts and increased federal spending indicate that added supply could continue especially with federal budget deficit estimates of up to $200 billion over the next two years.

Q. What was your strategy with the fund?

A. The fund is managed against the Lehman Brothers Short Treasury: 9-12 Months Index. We looked to match the duration of the index by keeping the fund's duration within the nine- to 12-month range. Treasury market supply was influenced during the period by the dramatic swing in the federal budget from surplus to deficit, resulting in a significant increase in the Treasury's financing requirements. The Treasury, apparently convinced that the deterioration in the budget balance will be short-lived, concentrated the majority of the increased debt issuance in short-maturity bills and notes. This approach improved the relative attractiveness of Treasuries. We continued to use government securities as the fund's primary investment vehicle.

Q. What's your outlook?

A. For now, the Fed's main objective seems to be sustaining the economic recovery. Given excess capacity, soft economic data and no signs of inflationary pressures, the Fed should feel no urgency to increase rates in the near term. The Fed will likely start raising rates gradually when it sees signs of a sustained recovery in business spending. Within this kind of environment, we intend to maintain a neutral posture.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, please see page P-2.

Fund Facts

Goal: seeks to obtain a high level of current income as is consistent with the preservation of capital

Start date: March 19, 1987

Size: as of June 30, 2002, more than $71 million

Manager: Robert Duby, since 1998; joined Fidelity in 1982

3

Annual Report

The North Carolina Capital Management Trust: Term Portfolio

Investments June 30, 2002

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 96.3%
	Principal Amount	Value (Note 1)
U.S. Treasury Obligations - 96.3%
U.S. Treasury Notes:
3.875% 6/30/03	$ 15,000,000	$ 15,281,070
3.875% 7/31/03	16,000,000	16,306,752
4.625% 2/28/03	22,000,000	22,400,048
U.S. Treasury Notes - principal STRIPS 0% 2/15/03	15,000,000	14,826,360
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $68,634,820)		68,814,230
Cash Equivalents - 2.6%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 1.94%, dated 6/28/02 due 7/1/02 (Cost $1,810,000)	$ 1,810,293	1,810,000
TOTAL INVESTMENT PORTFOLIO - 98.9% (Cost $70,444,820)		70,624,230
NET OTHER ASSETS - 1.1%		817,020
NET ASSETS - 100%		$ 71,441,250
Other Information
Purchases and sales of long-term U.S. government and government agency obligations aggregated $135,583,031 and $92,520,977, respectively.
Income Tax Information

At June 30, 2002, the aggregate cost of investment securities for income tax purposes was $70,237,706. Net unrealized appreciation aggregated $386,524, all of which was related to appreciated investment securities.

At June 30, 2002, the fund had a capital loss carryforward of approximately $4,071,000 of which $970,000, $837,000, $1,663,000 and $601,000 will expire on June 30, 2006, 2007, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

The North Carolina Capital Management Trust: Term Portfolio

Financial Statements

Statement of Assets and Liabilities

	June 30, 2002
Assets
Investment in securities, at value (including repurchase agreements of $1,810,000) (cost $ 70,444,820) - See accompanying schedule		$ 70,624,230
Cash		819
Interest receivable		884,855
Total assets		71,509,904
Liabilities
Distributions payable	$ 29,010
Accrued management fee	16,363
Deferred trustees' compensation	23,281
Total liabilities		68,654
Net Assets		$ 71,441,250
Net Assets consist of:
Paid in capital		$ 75,103,404
Undistributed net investment income		229,321
Accumulated undistributed net realized gain (loss) on investments		(4,070,885)
Net unrealized appreciation (depreciation) on investments		179,410
Net Assets, for 7,537,703 shares outstanding		$ 71,441,250
Net Asset Value, offering price and redemption price per share ($71,441,250 ÷ 7,537,703 shares)		$ 9.48

See accompanying notes which are an integral part of the financial statements.

Annual Report

The North Carolina Capital Management Trust: Term Portfolio

Financial Statements - continued

Statement of Operations

	Year ended June 30, 2002
Investment Income
Interest		$ 2,239,132
Expenses
Management fee	$ 198,955
Non-interested trustees' compensation	4,294
Total expenses before reductions	203,249
Expense reductions	(3,555)	199,694
Net investment income (loss)		2,039,438
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		1,133,927
Change in net unrealized appreciation (depreciation) on investment securities		(270,211)
Net gain (loss)		863,716
Net increase (decrease) in net assets resulting from operations		$ 2,903,154

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended June 30, 2002	Year ended June 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,039,438	$ 4,355,438
Net realized gain (loss)	1,133,927	73,472
Change in net unrealized appreciation (depreciation)	(270,211)	722,064
Net increase (decrease) in net assets resulting from operations	2,903,154	5,150,974
Distributions to shareholders from net investment income	(1,936,701)	(4,570,859)
Share transactions Net proceeds from sales of shares	17,334	6,118,679
Reinvestment of distributions	1,345,300	3,226,050
Cost of shares redeemed	(5,180,904)	(16,184,071)
Net increase (decrease) in net assets resulting from share transactions	(3,818,270)	(6,839,342)
Total increase (decrease) in net assets	(2,851,817)	(6,259,227)
Net Assets
Beginning of period	74,293,067	80,552,294
End of period (including undistributed net investment income of $229,321 and undistributed net investment income of $37,781, respectively)	$ 71,441,250	$ 74,293,067
Other Information Shares
Sold	1,847	657,960
Issued in reinvestment of distributions	142,769	347,019
Redeemed	(548,536)	(1,740,594)
Net increase (decrease)	(403,920)	(735,615)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended June 30,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 9.350	$ 9.280	$ 9.35	$ 9.510	$ 9.650
Income from Investment Operations
Net investment income (loss) B	.262 D	.532	.525	.615	.660
Net realized and unrealized gain (loss)	.116 D	.097	(.069)	(.157)	(.134)
Total from investment operations	.378	.629	.456	.458	.526
Distributions from net investment income	(.248)	(.559)	(.526)	(.618)	(.666)
Net asset value, end of period	$ 9.480	$ 9.350	$ 9.280	$ 9.350	$ 9.510
Total Return A	4.09%	6.98%	5.01%	4.94%	5.63%
Ratios to Average Net Assets C
Expenses before expense reductions	.28%	.28%	.35%	.35%	.36%
Expenses net of voluntary waivers, if any	.27%	.28%	.35%	.35%	.36%
Expenses net of all reductions	.27%	.28%	.35%	.35%	.35%
Net investment income (loss)	2.78% D	5.72%	5.64%	6.51%	6.93%
Supplemental Data
Net assets, end of period (in millions)	$ 71	$ 74	$ 81	$ 93	$ 76
Portfolio turnover rate	157%	0%	150%	256%	433%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective July 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.097 and increase net realized and unrealized gain (loss) per share by $.097. Without this change the ratio of net investment income (loss) to average net assets would have been 3.80%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2002

1. Significant Accounting Policies.

Cash Portfolio and Term Portfolio (the funds) are funds of The North Carolina Capital Management Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the trust are offered exclusively to local government and public authorities of the state of North Carolina. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost.

As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities owned by Cash Portfolio are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year. The Schedules of Investments include information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. The non-interested Trustees may elect to defer receipt of all or a portion of their annual fees under the Trustees' Deferred Compensation Plan ("the Plan"). Interest is accrued on amounts deferred under the Plan based on the prevailing 90 day Treasury Bill rate.

Distributions to Shareholders.

Cash Portfolio. Dividends are declared daily and paid monthly from net investment income.

Term Portfolio. Dividends are declared daily and paid monthly from net investment income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount and capital loss carryforwards.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

In addition, Term Portfolio will treat a portion of the proceeds from shares redeemed as a distribution from net investment income for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of June 30, 2002, undistributed net income and accumulated loss on a tax basis were as follows:

	Undistributed ordinary income	Capital loss carryforwards
Term Portfolio	$ 113,704	$ (4,070,885)

The tax character of distributions paid during the year was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
Term Portfolio	$ 1,936,701	$ -	$ 1,936,701

There were no significant differences for Cash Portfolio.

Change in Accounting Principle. Effective July 1, 2001, Term Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in an $88,803 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on July 1, 2001.

The effect of this change during the period, was to decrease net investment income (loss) by $754,005; increase net unrealized appreciation/depreciation by $116,651; and increase net realized gain (loss) by $637,354. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), certain funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provides the funds with investment management related services for which the funds pay a monthly management fee based upon a graduated series of rates ranging between .215% and .275% of each fund's average net assets. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest expense. The management fee paid to FMR by the funds is reduced by an amount equal to the fees and expenses paid by the funds to the non-interested Trustees. For the period each

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

fund's annual management fee rate, expressed as a percentage of each fund's average net assets, was as follows:

Cash Portfolio	.24%
Term Portfolio	.28%

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, FMR pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a Distribution and Service fee that is based on a graduated series of rates ranging from .07% to .08% of each fund's average net assets. For the period, FMR paid FDC $3,248,600 and $58,758 on behalf of Cash and Term Portfolios, respectively, all of which was paid to the Capital Management of the Carolinas L.L.C.

5. Expense Reductions.

FMR voluntarily agreed to waive a portion of each fund's management fee during period. The amount of the waiver for each fund was as follows:

Cash Portfolio	$ 211,815
Term Portfolio	3,555

In addition, through arrangements with each applicable fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable fund's expenses. During the period, these credits reduced expenses by the following amounts:

Cash Portfolio	$ 1,422

6. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of approximately 11% of the total outstanding shares of Term Portfolio.

Annual Report

Report of Independent Accountants

To the Trustees of The North Carolina Capital Management Trust and the Shareholders of Cash Portfolio and Term Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cash Portfolio and Term Portfolio (funds of The North Carolina Capital Management Trust) at June 30, 2002, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the The North Carolina Capital Management Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts

August 13, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees two funds advised by FMR or an affiliate. Mr. McCoy oversees 264 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call CMC at 1-800-222-3232.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Fred L. Henning, Jr. (62)

Year of Election or Appointment: 2000

President of Cash Portfolio (2001) and Term Portfolio (2001). Mr. Henning is also President of Fidelity Corporate Services (2000). Mr. Henning joined Fidelity in 1977 as the portfolio manager of Fidelity Daily Income Trust Fund, which he managed until 1979. Since 1979, Mr. Henning has held a number of positions with FMR and its affiliates, including President of Fidelity Investments Fixed-Income Division and Senior Vice President of Fidelity Investments Money Management, Inc. (1998-2000); Senior Vice President of Fidelity Management & Research Company and Division Head of Fidelity Fixed-Income (1995-1998); and Senior Vice President of FMR Texas, Inc. (1989-1995). He has also served as a portfolio manager or officer of a number of investment companies managed or advised by FMR.

J. Calvin Rivers, Jr. (57)

Year of Election or Appointment: 2001

Vice President of Cash Portfolio and Term Portfolio. Mr. Rivers is President of Capital Management of the Carolinas, L.L.C. (2000), a Director of Bojangle's Inc. (fast-food restaurant chain, 1998) and a Director of the Board of Trustees of the Teachers' and State Employees' Retirement System (2001). Previously, Mr. Rivers was a Director and Executive Vice President of Sterling Capital Management, Inc. (1981-2000), Director and President of Sterling Capital Distributors, Inc. (1982-2000), an independent contractor working for Fidelity Investments Institutional Services Company, Inc. (2000), formerly associated with North Carolina National Bank (now Bank of America, 1979-1981), and President of Riverwood Farms, Inc. (1969-1979). Mr. Rivers served on the Board of Trustees of the Oldfields School in Baltimore, MD (1990-1998) and as Chairman of the Board (1995-1998).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust, CMC, or various entities under common control with FMR.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Harlan E. Boyles (72)

Year of Election or Appointment: 2001

Accountant (2001), Lynch & Howard, PA (certified public accountants). Mr. Boyles was the Treasurer of the State of North Carolina from 1977 until 2000, when he decided not to seek reelection. He is also a director of Franklin Street Trust Company (investment adviser). During his tenure as the Treasurer of the State of North Carolina, Mr. Boyles served ex officio as Chairman of the Local Government Commission, the Tax Review Board, the State Banking Commission, the Board of Trustees of the Teachers and State Employees' Retirement System, the Board of Trustees of the Local Government Employees' Retirement System, the Board of Trustees of the Fireman's and Rescue Squad Workers' Pension Fund, the North Carolina Educational Facilities Finance Agency, and the North Carolina Solid Waste Management Capital Projects Financing Agency. Also during his tenure as the Treasurer of the State of North Carolina, Mr. Boyles served ex officio as a Member of the Council of State, the State Board of Education, the State Board of Community Colleges, the Capital Planning Commission, the North Carolina Housing Partnership, the North Carolina Air Cargo Airport Authority, the Board of Directors of the North Carolina Art Society, and the Auxiliary Board of Awards for State Purchasing & Contract. Mr. Boyles is also a former member of the Securities and Exchange Commission's Municipal Securities Rulemaking Board.

John David "J.D." Foust (74)

Year of Election or Appointment: 1990

Mr. Foust was a financial consultant (Robinson-Humphrey Company Inc., 1995-1999). Prior to 1995, Mr. Foust was a financial consultant to Donaldson, Lufkin, & Jenrette Securities Corporation (1990-1995). Prior to 1990, he served as Deputy State Treasurer and Secretary of the Local Government Commission (1977-1989). He also serves as financial consultant to the North Carolina Global TransPark Authority.

James Grubbs Martin (66)

Year of Election or Appointment: 2000

Vice President (1993) of Carolinas Medical Center. Prior to 1993, Dr. Martin served two terms as Governor of North Carolina (1985) and six terms as U.S. Congressman for the 9th District. Currently, he is Chairman of the Global TransPark Foundation, Inc., a trustee of Davidson College, and Director of the North Carolina Biotechnology Center. Dr. Martin also serves as a director on the boards of Duke Energy Co. (electricity, natural gas, engineering), J.A. Jones (construction), Family Dollar Stores (discount retailer, 1996), Palomar Medical Technologies, Inc. (laser technology, 1996), and Applied Analytical Industries, Inc. (pharmaceutical product development, 1999).

William O. McCoy (68)

Year of Election or Appointment: 2001

Mr. McCoy also serves as a non-interested Trustee overseeing 262 other investment companies advised by FMR (1997). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Helen A. Powers (76)

Year of Election or Appointment: 1990

Chair of the Board (2000). Prior to Ms. Powers' retirement in April 1990, she served as Secretary of the North Carolina Department of Revenue (1985-1990). Prior to 1985, she was Senior Vice President of North Carolina National Bank (now Bank of America). She served as a member of the North Carolina Banking Commission (1981-1985). In April 1995, Ms. Powers was reappointed and continues to serve as a member of the Banking Commission. Ms. Powers is a Trustee of Warren Wilson College in Asheville, NC (1992), where a new program initiative has been named the Helen Powers Business and Economics Program. She is a Trustee of the Community Foundation of North Carolina (1997), a Trustee of Memorial Mission Medical Foundation (1993), and a former director of Memorial Mission Medical Center (1991-1999), where the Women's Health Center has been designated the Helen Powers Women's Health Center, and now a Director of the new Hope Cancer Center for Women of Western North Carolina (2001).

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Abigail P. Johnson (40)

Year of Election or Appointment: 2001

Senior Vice President of Cash Portfolio and Term Portfolio. Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Dwight D. Churchill (48)

Year of Election or Appointment: 2000

Vice President of Cash Portfolio and Term Portfolio. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

David L. Murphy (54)

Year of Election or Appointment: 2002

Vice President of Cash Portfolio and Term Portfolio. Mr. Murphy also serves as Vice President of certain Money Market Funds (2002). He serves as Senior Vice President (2000) and Money Market Group Leader (2002) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also Vice President of FIMM (2000) and FMR (1998). Previously, Mr. Murphy served as Bond Group Leader (2000-2002) and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Robert K. Duby (56)

Year of Election or Appointment: 1999

Vice President of Cash Portfolio and Term Portfolio. Mr. Duby is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Duby managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Cash Portfolio and Term Portfolio. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Cash Portfolio and Term Portfolio. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1995 Assistant Treasurer of Cash Portfolio and Term Portfolio. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of Cash Portfolio and Term Portfolio. Mr. Maloney is an employee of FMR. Previously, Mr. Maloney served as Assistant Treasurer of the Fidelity funds (2001-2002) and Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (44)

Year of Election or Appointment: 1996 or 1998

Assistant Treasurer of Cash Portfolio (1996) and Term Portfolio (1998). Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

David H. Potel (46)
Year of Election or Appointment: 1988 Assistant Secretary of Cash Portfolio and Term Portfolio and an employee of FMR Corp.

Annual Report

Custodian

Wachovia Corporation
Charlotte, NC

Distribution Agent

Capital Management of the Carolinas, L.L.C.
Charlotte, NC

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Sub-Adviser

Fidelity Investments Money Management, Inc.

Transfer Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA